UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2017

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Fitzwilliam Street Upper, Dublin 2 Ireland
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +353 (1) 443 4604

REACTIVE MEDICAL INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported in a Current Report on Form 8-K filed April 17, 2017, Reactive Medical Inc. filed a Certificate of Amendment with the Secretary of State of Nevada to change its name to Artelo Biosciences, Inc. (the “Company”). The change of name has been reviewed by the Financial Industry Regulatory Authority and has been approved. The change of name will become effective on the Over-the-Counter Bulletin Board at the opening of trading on May 2, 2017 under the symbol “ARTL;” the Company’s new CUSIP number is 04301G102.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

/s/ Gregory Gorgas
Gregory Gorgas
President & CEO

Date May 2, 2017

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